UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    October 12, 2006

HOME DIRECTOR, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12284 (Commission File Number)	52-2143430 (IRS Employer Identification No.)

1475 South Bascom Avenue, Suite 210, Campbell, California 95008
(Address of principal executive offices)

(408) 559-3100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ }	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ }	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ }	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.

(b) Confirmation of the Reorganization Plan

        As previously reported, on September 28, 2005, Home Director, Inc. (the “Company”or “HDI”) and its direct subsidiary Home Director Technologies, Inc. (“HDT”) and its indirect subsidiary Digital Interiors, Inc. (“DII”) (collectively, “the Companies”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in U.S. Bankruptcy Court for the Northern District of California, Oakland Division (the “Bankruptcy Court”) (Case No. 05-45812, 05-45814 and 05-45819, respectively). On June 26, 2006, the Companies filed with the Bankruptcy Court a Second Amended Joint Plan of Reorganization, dated June 26, 2006 and a Second Amended Disclosure Statement, dated June 26, 2006 (the “Disclosure Statement”). The Bankruptcy Court approved the Disclosure Statement by that certain Order Approving Disclosure Statement, Fixing Time for Filing Acceptances or Rejections of Plan and Setting Hearing on Confirmation entered on June 27, 2006. Thereafter, on October 9, 2006, the Companies filed a Second Amended Joint Plan of Reorganization dated June 26, 2006 (As Modified) (“Reorganization Plan”). A copy of the Reorganization Plan and the Disclosure Statement (including all Exhibits and Schedules thereto) are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are hereby incorporated by reference. Capitalized terms not otherwise defined in this Form 8-K shall bear the meanings given them in the Reorganization Plan and the Disclosure Statement. On October 12, 2006, the Bankruptcy Court entered an Order Confirming Chapter 11 Plan. Pursuant to the provisions of Bankruptcy Code Section 1127(a), the Companies made material changes and modifications to the Reorganization Plan after Bankruptcy Court approval of the Disclosure Statement; in the event of a conflict between the terms and provisions of the Disclosure Statement and the Reorganization Plan, the terms of the Reorganization Plan prevail.

(1) Summary of the Reorganization Plan

        The following is a summary of the classification and treatment of claims and interests as provided by the Reorganization Plan. This summary of the Reorganization Plan does not purport to be complete and is qualified in its entirety by reference to the Reorganization Plan and the Disclosure Statement.

        The Reorganization Plan classifies Claims and equity interests in the Companies separately and provides different treatment for different classes of Claims and equity interests in accordance with the Bankruptcy Code. Under the Reorganization Plan, other than Administrative Claims and Tax Claims which are unclassified, Claims against and Interests in the Company are classified in Classes 1 through 8. The following table provides a summary of the classification and treatment of all such Claims and Interests. Reference should be made to the Disclosure Statement and to the Reorganization Plan for a complete description of the classifications and treatment of Claims and Interests.

CLASSIFIED CLAIMS AND INTERESTS

CLASS	TREATMENT UNDER THE REORGANIZATION PLAN
Secured Claims Class 1A - Pacific Business Funding Class 1B - HMDR Investors
Impaired. Pursuant to the agreement of HMDR Investors, LLC ("HMDR
Investors"), the Pacific Business Funding Secured Claim shall receive the same treatment as HMDR Investors' Administrative Claim, and shall be satisfied in full, including accrued interest, by the issuance of
6,500,000 shares representing approximately 90% of the New Common
Stock of the Reorganized HDI on the Effective Date or as soon as practicable thereafter.

Impaired. Pursuant to the terms of the DIP Financing Agreement
(defined as that certain Secured Super-Priority Debtor in Possession
Credit Agreement dated as of November 11, 2005, among DII, HDT, and
HDI, as Borrowers, and HMDR Investors, as Lender), and the agreement of HMDR Investors, the Secured Claims of HMDR Investors shall receive the same treatment as specified in connection with its Administrative
Claim, and shall be satisfied in full, including accrued interest, by issuance of 6,500,000 shares representing approximately 90% of the New
Common Stock of the Reorganized HDI on the Effective Date or as soon as practicable thereafter.

Class 1C - Internal Revenue Service

Class 1D - State of California, Employment
Development Department

Class 1E - Judgment Collection Specialists,
Inc.; Pyro Brand Development LLC

Class 1F - Alameda County Treasurer and Tax
Collector

Class 1G - Other Secured Claims

Unsecured Claims:	Impaired. The Internal Revenue Service shall retain any prepetition lien pursuant to the Notice of Tax Lien recorded prior to the
Commencement Date, to the extent that such prepetition lien is secured in the prepetition assets of HDI and HDT pursuant to Bankruptcy Code
Section 506(a) and (d). HDI, HDT and Reorganized HDI reserve the right to object to any secured claim asserted by the Internal Revenue
Service, and to avoid any prepetition lien asserted by the Internal
Revenue Service. At the option of Reorganized Debtors (on or after the Effective Date, "Reorganized Debtors" shall mean the Reorganized
HDI) either (i) paid in full in Cash on the Effective Date or as soon as practicable thereafter, or (ii) paid over a six-year period from the date of assessment, as provided in section 1129(a)(9)(C) of the
Bankruptcy Code with interest payable at a rate of 8% per annum or as otherwise established by the Court.

Impaired. The State of California, Employment Development Department
shall retain any prepetition lien pursuant to the Notice of Tax Lien recorded prior to the Commencement Date, to the extent that such prepetition lien is secured in the prepetition assets of HDI and HDT pursuant to Bankruptcy Code Section 506(a) and (d). HDI, HDT and
Reorganized HDI reserve the right to object to any secured claim asserted by the State of California, Employment Development
Department, and to avoid any prepetition lien asserted by the State of
California, Employment Development Department. At the option of
Reorganized Debtors either (i) paid in full in Cash on the Effective
Date or as soon as practicable thereafter as possible, or (ii) paid over a six-year period from the date of assessment, as provided in section 1129(a)(9)(C) of the Bankruptcy Code with interest payable at a rate of 8% per annum or as otherwise established by the Court.

Impaired. Pursuant to the compromise and settlement between the parties, Judgment Collection Specialists, Inc. and Pyro Brand
Development LLC shall retain their Judgment Lien as an allowed secured claim against HDI, and the Reorganized HDI shall pay to Pyro Brand
Development, LLC the sum of $15,000 cash in full satisfaction of its secured claim.

Unimpaired. The Reorganized Debtor shall pay the Allowed Secured
Claim of Alameda County Treasurer and Tax Collector in full on the
Effective Date.

Unimpaired. See Article III, Paragraph 3.2.7 of the Reorganization
Plan.

Class 2 - Other Priority Claims

Class 3 - General Unsecured Claims against the
Debtors

Class 4- Convenience Claims

Interests:

Class 5 - HDI Common Stock; and Security Claims

Class 6 - HDT Common Stock

Class 7 - DII Common Stock

Class 8 - Old Equity Securities and Old Stock
Rights	Unimpaired. Satisfied in full by the payment of Cash by Reorganized
HDI on or before the later of (i) the Effective Date or as soon as practicable thereafter, (ii) the date such Claim becomes an Allowed
Claim or (iii) the date that such Claim would be paid in accordance with any terms and conditions of any agreements or understandings relating thereto between the applicable Debtor and the Holder of such
Claim. Other Priority Claims are claims that are not Administrative
Claims or Tax Claims and are entitled to priority under Bankruptcy
Code Section 505(a)(4), 507(a)(5), and 507(a)(6), and include (i)
employee compensation earned within 180 days prior to the Petition
Date to the extent of $10,000 per employee; (ii) contributions to employee benefit plans arising from services rendered with in the 180 days prior to the Petition Date, subject to the limitations set forth in Bankruptcy Code Section 507(a)(4).

Impaired. Each Holder of an Allowed Class 3 Claim shall, in full satisfaction, settlement, release and discharge of and in exchange for such Claim, receive its Pro Rata share of: (i) a $60,000 payment within thirty (30) days of the Effective Date or as soon as
practicable thereafter; (ii) a $150,000 payment within thirty (30)
days of the first anniversary date of Confirmation of the
Reorganization Plan; (iii) a $150,000 payment within thirty (30) days of the second anniversary date of Confirmation of the Reorganization
Plan; (iv) 750,000 shares of New Common Stock representing
approximately 10% of the New Common Stock of the Reorganized HDI as
soon as practicable after the Effective Date; and (v) the Net
Recoveries of any Litigation Claims.

Impaired. Within thirty (30) days after the Effective Date, as soon as practicable, each Holder of an Allowed Class 4 Claim shall, in lieu of treatment within Class 3 of the Reorganization Plan, and in full satisfaction, settlement, release and discharge of and in exchange for such Claim, receive payment in Cash equal to approximately 27% on account of its Allowed Convenience Class. Holders of Allowed
Convenience Claims shall not receive any New Common Stock in the
Reorganized HDI.

Impaired. Will be eliminated on Confirmation; will not receive or retain any property or interest under the Reorganization Plan.

Impaired. Will be eliminated on Confirmation; will not receive or retain any property or interest under the Reorganization Plan.

Impaired. Will be eliminated on Confirmation; will not receive or retain any property or interest under the Reorganization Plan.

Impaired. Will not receive or retain any property or interest under the Reorganization Plan.

Administrative Claim HMDR Investors' Administrative Claim Priority Tax Claims	UNCLASSIFIED CLAIMS

Paid in full in Cash on the Effective Date or as soon as practicable thereafter (unless the Holder of a particular claim and Reorganized
Debtors agree to some other treatment), or in accordance with the terms and conditions of transactions or agreements relating to obligations incurred in the ordinary course of business during the pendency of the Chapter 11 Cases or assumed by Reorganized Debtors.

Pursuant to the terms of the DIP Financing Agreement and the DIP
Financing Order, HMDR Investors have agreed to loan $2,500,000 to the
Companies. Pursuant to the terms of the DIP Financing Agreement, HMDR
Investors' Administrative Claim, including accrued interest, shall be satisfied in full by the issuance of 6,500,000 shares representing 90%
of the New Common Stock of the Reorganized HDI on the Effective Date
or as soon as practicable thereafter.

At the option of Reorganized Debtors either (i) paid in full in Cash on the Effective Date or as soon as practicable thereafter, or (ii)
paid over a six-year period from the date of assessment, as provided in section 1129(a)(9)(C) of the Bankruptcy Code with interest payable at a rate of 8% per annum or as otherwise established by the Court.
(2) Shares Issued and Outstanding

        On October 23, 2006 (the “Effective Date” of the Reorganization Plan), the currently outstanding shares of the Company’s common stock will be cancelled without any distribution to be made to the holders of such shares. As of the Effective Date, the authorized common stock of the Company will consist of 40,000,000 shares of New Common Stock, par value $0.01 per share. Pursuant to the Reorganization Plan, an aggregate of 7,250,000 shares of New Common Stock shall be issued and distributed as follows: 6,500,000 shares of New Common Stock to HMDR Investors (or its assignee(s)), which will represent approximately 90% of the New Common Stock of the Company, and 750,000 shares of New Common Stock to Holders of Allowed Class 3 Claims, which shall represent approximately 10% of the New Common Stock of the Company.

(3) Treatment of Executory Contracts And Unexpired Leases

        On the Effective Date, all executory contracts and unexpired leases of the Estates (defined collectively as the estates created in each of the Companies’ Chapter 11 Cases under section 541 of the Bankruptcy Code) shall be rejected by the Companies pursuant to the provisions of Sections 365 and 1123 of the Bankruptcy Code. If an executory contract or unexpired lease is rejected, the counter-party to the agreement may file a claim for damages incurred by reason of the rejection. In the case of rejection of leases of real property, such damage claims are subject to certain limitations imposed by the Bankruptcy Code. Other limitations may exist with respect to other types of executory contracts. Any Claim for damages arising from the rejection of an executory contract or unexpired lease must be filed and served on counsel for the Companies, within thirty (30) days after the order of the Court approving such rejection becomes a Final Order. All Allowed Claims arising from the rejection of executory contracts or unexpired leases shall be treated as either a Class 3 or Class 4 Claim.

(4) Financial Information

        The following information as to the assets and liabilities of the Companies as of September 30, 2006 is unaudited and does not give effect to eliminations and other adjustments that will occur as a result of consolidation:

	HDI	HDT	DII
Current Assets	$28,343	$46,299	$327,695

Total Assets	$34,902	$46,299	$327,695

Current Liabilities	$2,237,594	$0	$0

Total Liabilities	$2,706,767	$5,284,037	$1,533,612

(5) Consolidation and Merger; Vesting of Assets

        Following the Effective Date, all legal and equitable interests of the HDI, HDT and DII in property of the Estates shall be substantively consolidated into, and shall be vested in, Reorganized HDI (the legal entity resulting from the merger of HDT and DII with and into HDI). HDI and HDT’s right, title and interest in HDT and DII, respectively, shall vest in Reorganized HDI, in each such case, free and clear of all Claims, Liens, encumbrances and Interests except to the extent and only as is expressly provided by the Reorganization Plan. The foregoing substantive consolidation shall be effected under Delaware and California law by the merger of HDT and DII with and into HDI. The merger of HDT and HDI, and that of DII and HDI shall be effective upon the filing and acceptance of Articles of Merger or Certificates of Ownership with the Secretaries of the States of Delaware and California. Upon the effectiveness of the mergers, HDT and DII shall cease to exist and all assets and liabilities of each entity shall be legally that of HDI. From and after the Effective Date, the Reorganized HDI may operate its business and use, acquire, and dispose of property and settle and compromise Claims or Interests arising post-Confirmation without supervision by the Court and free of any restrictions of the Bankruptcy Code, the Bankruptcy Rules or the Local Bankruptcy Rules, other than those restrictions expressly imposed by the Reorganization Plan and the Confirmation Order, and the Reorganized HDI shall be authorized to take all actions permitted by the Reorganized HDI’s Certificate and/or Bylaws and the corporate laws of the state of HDI’s incorporation including the issuance of shares of common stock and preferred stock as the board of directors of Reorganized HDI may determine from time to time.

(6) Management of the Reorganized HDI

(a) Board of Directors

        The initial members of the Board of Directors of Reorganized HDI may consist of certain members of the Board of Directors serving immediately prior to the Effective Date. The current members of the Board of Directors are A. Stone Douglass and Michael Liddle, each of whom may continue to serve if they so choose. Each of the members of such initial Board of Directors may serve in accordance with the Reorganized HDI Certificate of Incorporation and Bylaws, as the same may be amended from time to time.

(b) Officers

         Michael Liddle is currently and will continue to be the President and Chief Executive Officer of the Companies and the Reorganized HDI. Daryl Stemm is currently and will continue to be the Chief Financial Officer of the Companies and the Reorganized HDI. Mr. Stemm is also the Court appointed Responsible Party pursuant to Local Bankruptcy Rule 4002-1 for each of the Companies, and has been the party responsible for the preparation and filing of each of the Companies’ Monthly Operating Reports.

(7) Binding Effect

Pursuant to Section 1141 of the Bankruptcy Code, and except as expressly provided in the Reorganization Plan or the Confirmation Order, the provisions of the Reorganization Plan and the Confirmation Order shall be binding on (i) the Companies, (ii) the Reorganized Debtors, (iii) all holders of Claims against and Interests of the Companies, whether or not impaired under the Reorganization Plan and whether or not, if impaired, such holder accepts the Reorganization Plan, and (iv) each person acquiring property under the Reorganization Plan, if any.

(8) Discharge of Claims and Termination of Equity Interests.

        Except as otherwise provided in the Reorganization Plan or the Confirmation Order: (i) on the Effective Date, the Companies shall be deemed discharged and released to the fullest extent permitted by section 1141 of the Bankruptcy Code from all Claims and Interests, including, but not limited to, demands, liabilities, Claims and Interests that arose before the Confirmation Date and all debts of the kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, and (ii) all Persons shall be precluded from asserting against each of the Companies, its successors, or its assets or properties any other or further Claims or Interests based upon any act or omission, transaction, or other activity of any kind or nature that occurred prior to the Confirmation Date. Except as otherwise provided in the Reorganization Plan or the Confirmation Order, the Confirmation Order shall act as a discharge of any and all Claims against and all debts and liabilities of each of the Companies, as provided in sections 524 and 1141 of the Bankruptcy Code, and such discharge shall void any judgment against each of the Companies at any time obtained to the extent that it relates to a Claim discharged.

Cautionary Statement regarding Forward-Looking Statement

        Statements in the Reorganization Plan, the Disclosure Statement and this Form 8-K that are not historical facts, including those related to the Registrant’s plans and possible future Allowed Claims constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual plans of the Company to differ materially from any future plans expressed or implied by such forward-looking statements. All forward-looking statements involve substantial risks and uncertainties beyond the Debtor’s control. The Company undertakes no obligation to update or revise any forward-looking statement contained in the Reorganization Plan, the Disclosure Statement or this Form 8-K for events or circumstances after the date on which such statement is made. New factors emerge from time to time, and it is not possible for the Company to predict all such factors.

Item 9.01 Financial Statements and Exhibits

     (d)        Exhibits.

2.1 Debtors' Second Amended Joint Plan of Reorganization, dated June 26, 2006 (as modified).

2.2 Second Amended Joint Disclosure Statement, dated June 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 27, 2006	HOME DIRECTOR, INC. By: /s/ Daryl Stemm Daryl Stemm Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Debtors' Second Amended Joint Plan of Reorganization, dated June 26, 2006 (as modified).

2.2	Second Amended Joint Disclosure Statement dated June 26, 2006.